Rule 497(e)
                                             File No. 2-86082


                  MAINSTAY VP SERIES FUND, INC.
                 Supplement dated March 11, 1997
           to the Statement of Additional Information
                      dated October 1, 1996


I.   The Government Portfolio's investment policy set out on page
11, which reads as follows:


     "The Portfolio will not invest in any privately issued CMOs if, as a result of such investment, more than 5% of a Portfolio's net assets would be invested in any one CMO, more than 10% of the Portfolio's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Portfolio would hold more than 3% of any outstanding issue of CMOs."

is modified to read as follows:

     "The Portfolio will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Portfolio's net assets would be invested in any one such CMO, more than 10% of the Portfolio's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Portfolio would hold more than 3% of any outstanding issue of such CMOs."

II. In compliance with a recent SEC no-action letter, the Fund has adopted new procedures with regard to the segregation of assets. The sections "Foreign Currency Transactions," "Writing Call Options," "Writing Put Options," "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" and "Swap Agreements," are hereby changed to reflect the use of any liquid asset as permissible for segregation purposes.